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                                                                  EXHIBIT (j)(1)



                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
ING Equity Trust:



We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.




/s/ KPMG LLP


Boston, Massachusetts
March 31, 2004